UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 31, 2006
COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8422	13-2641992
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4500 Park Granada, Calabasas, CA	91302
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (818) 225-3000
        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
               On January 31, 2006, Countrywide Financial Corporation issued a press release announcing information regarding its results of operations and financial condition for the quarter ended December 31, 2005, a copy of which is attached as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
        (c) Exhibits
99.1	Press Release issued by Countrywide Financial Corporation pertaining to its results of operations and financial condition for the quarter ended December 31, 2005.
SIGNATURE
               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTRYWIDE FINANCIAL CORPORATION
/s/ Laura Milleman
Dated: January 31, 2006	___________________________________________
Laura Milleman Senior Managing Director and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
No.

99.1	Press Release issued by Countrywide Financial Corporation pertaining to its results of operations and financial condition for the quarter ended December 31, 2005.